CARPENTER TECHNOLOGY CORPORATION 1st Quarter Fiscal Year 2025 Earnings Call October 24, 2024 Exhibit 99.1

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2024, and the exhibits attached to that filing. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, energy, transportation, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) the ability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Ukraine, the war between Israel and HAMAS, the war between Israel and Hezbollah, Houthi attacks on commercial shipping vessels and other naval vessels as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; and (21) the consequences of the announcement, maintenance or use of Carpenter Technology’s share repurchase program. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

1st QUARTER FISCAL YEAR 2025 Tony Thene | President and Chief Executive Officer

Safety is Our Highest Value Total case incident rate

Performance: Strong start to fiscal year with record first quarter Record first quarter profits up 70% year-over-year Adjusted Operating Income* ($M) + Positive adjusted free cash flow; share repurchase program initiated *Detailed schedule included in Non-GAAP Schedules in Appendix. SAO beat guidance with expanding operating margins Generated $13.3 million in adjusted free cash flow* $40.2 million cash from operations Executed $32.1 million in share repurchases in first quarter Primarily offsets dilution Part of $400 million repurchase program announced in Q4FY24 earnings call Adjusted Operating Income* ($M) -133 SAO adjusted operating margin* of 26.3%, up from 19.4% in Q1FY24 Expansion from higher productivity, improving mix and pricing actions

First Quarter Fiscal Year 2025 Net Sales

MARKET	Q1-25 NET SALES EX. SURCHARGE ($M)*	% NET SALES EX. SURCHARGE	VS. Q4-24	VS. Q1-24
AEROSPACE & DEFENSE	$349.9	61%	↓ -7%	↑ +34%
MEDICAL	$73.4	13%	↓ -20%	↑ +10%
ENERGY	$39.4	7%	↑ +8%	↑ +35%
TRANSPORTATION	$21.1	4%	↓ -21%	↓ -28%
INDUSTRIAL & CONSUMER	$72.4	13%	↓ -13%	↓ -9%

Long-term demand remains robust despite near-term uncertainty; high backlogs and customer engagement

- Backlog remains near record levels
- Leveraging supply chain visibility and manufacturing flexibility to optimize production schedules
- Aerospace and Defense and Medical end-use markets (together, ~74% of net sales ex. surcharge) up year-over-year
- Energy sales increased year-over-year and sequentially with strong demand in power generation
- Sales decreased sequentially primarily due to planned preventative maintenance and outages

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY © 2024 CRS Holdings, LLC. All rights reserved.

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1st QUARTER FISCAL YEAR 2025 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer

*Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions, except per share amounts Q1-25 Q4-24 Q1-24 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds (‘000) 51,568 56,782 50,228 (5,214) 1,340 Net Sales 717.6 798.7 651.9 (81.1) 65.7 Net Sales ex. Surcharge Revenue* 577.4 635.8 492.8 (58.4) 84.6 Gross Profit 176.3 190.6 124.1 (14.3) 52.2 Selling, General and Administrative Expenses 59.1 65.4 55.1 (6.3) 4.0 Operating Income 113.6 108.3 69.0 5.3 44.6 Special Item included in Operating Income 3.6 16.9 — (13.3) 3.6 Adjusted Operating Income ex. Special Item* 117.2 125.2 69.0 (8.0) 48.2 Adjusted Operating Margin ex. Surcharge Rev. and Special Item* 20.3% 19.7% 14.0% 0.6% 6.3% Effective Tax Rate ex. Special Items 16.4% 17.0% 16.1% (0.6%) 0.3% Net Income 84.8 93.6 43.9 (8.8) 40.9 Diluted Earnings per Share $1.67 $1.85 $0.88 ($0.18) $0.79 Adjusted Diluted Earnings per Share ex. Special Items* $1.73 $1.82 $0.88 ($0.09) $0.85 Income Statement Summary

SAO Segment Summary Net sales excluding surcharge increased 22% year-over-year, driven by Aerospace and Defense and Energy end-use markets Record first quarter operating income and margin the result of focused efforts on increased productivity, improving product mix and higher price realization Continued focus on increasing productivity, managing operating costs closely and optimizing product mix Managing near-term Aerospace uncertainty by working with customers to maintain flexibility and prioritize order backlogs Q2-25 operating income expected to be in the range of $134 million to $139 million $ millions Q1-25 Q4-24 Q1-24 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds ('000) 50,100 57,204 49,992 (7,104) 108 Net Sales 645.1 715.8 570.1 (70.7) 75.0 Net Sales ex. Surcharge Revenue* 510.9 559.5 417.3 (48.6) 93.6 Operating Income 134.5 140.9 80.8 (6.4) 53.7 Adjusted Operating Margin ex. Surcharge Revenue* 26.3% 25.2% 19.4% 1.1% 6.9% Q1-25 Business Results Q2-25 Outlook *Detailed schedule included in Non-GAAP Schedules in Appendix.

PEP Segment Summary Net sales excluding surcharge flat year-over-year; increasing sales of titanium in Aerospace and Defense and Medical end-use markets offset by customer order deferrals in Additive business Operating income results for current quarter reflect improving year-over-year performance in titanium business more than offset by key strategic customers order deferrals in Additive business Continuing to drive actions to enhance productivity and throughput rates across manufacturing facilities to support strong demand for titanium solutions, while managing costs in other businesses Q2-25 operating income expected to be approximately $6.0 million to $7.5 million *Pounds includes only Dynamet and Additive businesses. **Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q1-25 Q4-24 Q1-24 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds ('000)* 2,634 2,856 2,302 (222) 332 Net Sales 100.8 111.2 101.8 (10.4) (1.0) Net Sales ex. Surcharge Revenue** 92.4 102.3 93.1 (9.9) (0.7) Operating Income 7.3 10.6 9.1 (3.3) (1.8) Adjusted Operating Margin ex. Surcharge Revenue** 7.9% 10.4% 9.8% (2.5%) (1.9%) Q1-25 Business Results Q2-25 Outlook

Cash Flow & Liquidity Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q1-25 Q4-24 Q1-24 Net Income + Noncash Items 128.7 154.7 90.0 Inventory (16.8) 59.0 (67.8) Working Capital / Other (62.1) (37.8) (10.2) Total Net Working Capital / Other (78.9) 21.2 (78.0) Pension Plan Contributions (9.6) (6.4) (4.6) Net Cash Provided from Operating Activities 40.2 169.5 7.4 Purchases of Property, Plant, Equipment and Software (26.9) (27.7) (22.0) Proceeds from Disposals of Property, Plant and Equipment — 0.6 — Adjusted Free Cash Flow* 13.3 142.4 (14.6) $ millions Q1-25 Q4-24 Q1-24 Cash 150.2 199.1 18.1 Available Borrowing Under Credit Facility 348.9 348.8 348.3 Total Liquidity 499.1 547.9 366.4 Generated $13.3 million in adjusted free cash flow Repurchased 230,000 shares ($32.1 million) against $400 million recent repurchase authorization Funded consistent quarterly cash dividend of $10.1 million ($0.20 per share)

1st QUARTER FISCAL YEAR 2025 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer

Outlook: Continue to increase earnings guidance based on solid execution, strong market position and unique capacity and capabilities

Adjusted Operating Income* ($M)



~90%
133
354
460-500
Today
460-500
460-500
July 2024
April 2024
FY23 Actual
FY24 Actual
FY25 Outlook
FY26 Goal
FY27 Goal

- **Future**: expect continued earnings growth beyond FY25
- **Today**: guiding to the high end of the $460 million to $500 million range with activities that could push operating income even higher in FY25

Increasing our guidance during this near-term aerospace supply chain uncertainty is a testament to our solid execution, strong market position and unique capacity and capabilities

- **July 2024 Earnings Call**: pulled goal forward an additional year to FY25, increasing operating income CAGR to ~90% over two-year period
- **April 2024 Earnings Call**: moved goal forward one year, increasing operating income CAGR to ~55% over three-year period
- **May 2023 Investor Day**: announced goal of $460 million to $500 million in adjusted operating income for FY27, representing operating income CAGR of 40% from FY23

CARPENTER TECHNOLOGY

© 2024 CRS Holdings, LLC. All rights reserved.

*Detailed schedule included in Non-GAAP Schedules in Appendix.

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Delivering record profits while navigating near-term Aerospace market uncertainty Strong start to fiscal year with record first quarter Strengthening earnings growth outlook Navigating near-term Aerospace uncertainty Record first quarter profits up 70% year-over-year SAO beat guidance with expanding operating margins Generated $13.3 million in adjusted free cash flow Executed $32.1 million in share repurchases Backlog remains near record levels Leveraging supply chain visibility and manufacturing flexibility to optimize production schedules Strong demand across markets, like Medical and Energy sub-market power generation, with Aerospace-like margins Guiding to the high end of the $460 million to $500 million range for FY25 Line-of-sight to activities that could push operating income higher Expected earnings growth beyond FY25

APPENDIX OF NON-GAAP SCHEDULES

$ millions Q1-25 Q4-24 Q1-24 Net Sales 717.6 798.7 651.9 Less: Surcharge Revenue 140.2 162.9 159.1 Net Sales ex. Surcharge Revenue 577.4 635.8 492.8 Operating Income 113.6 108.3 69.0 Special Item:       Restructuring and asset impairment charges 3.6 16.9 — Adjusted Operating Income ex. Special Item 117.2 125.2 69.0 Operating Margin 15.8% 13.6% 10.6% Adjusted Operating Margin ex. Surcharge Revenue and Special Item 20.3% 19.7% 14.0% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Operating Margin ex. Surcharge Revenue and Special Item Non-GAAP Schedules

SAO SAO SAO PEP PEP PEP $ millions Q1-25 Q4-24 Q1-24 Q1-25 Q4-24 Q1-24 Net Sales 645.1 715.8 570.1 100.8 111.2 101.8 Less: Surcharge Revenue 134.2 156.3 152.8 8.4 8.9 8.7 Net Sales ex. Surcharge Revenue 510.9 559.5 417.3 92.4 102.3 93.1 Operating Income 134.5 140.9 80.8 7.3 10.6 9.1 Operating Margin 20.8% 19.7% 14.2% 7.2% 9.5% 8.9% Adjusted Operating Margin ex. Surcharge Revenue 26.3% 25.2% 19.4% 7.9% 10.4% 9.8% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Segment Operating Margin ex. Surcharge Revenue Non-GAAP Schedules

$ millions, except per share amounts Q1-25 Q4-24 Q1-24 Diluted Earnings per Share $1.67 $1.85 $0.88 Net Income 84.8 93.6 43.9 Special Items, net of tax:       Restructuring and asset impairment charges 2.7 16.8 — US tax benefit related to restructuring activities — (18.4) — Special Items, net of tax: 2.7 (1.6) — Net Income Excluding Special Items 87.5 92.0 43.9 Adjusted Diluted Earnings per Share Excluding Special Items $1.73 $1.82 $0.88 Adjusted Diluted Earnings Per Share Non-GAAP Schedules Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

$ millions Q1-25 Q4-24 Q1-24 Net Cash Provided from Operating Activities 40.2 169.5 7.4 Purchases of Property, Plant, Equipment and Software (26.9) (27.7) (22.0) Proceeds from Disposals of Property, Plant and Equipment — 0.6 — Adjusted Free Cash Flow 13.3 142.4 (14.6) Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. Non-GAAP Schedules Adjusted Free Cash Flow

Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, energy, transportation, industrial and consumer electronics markets. Your trusted partner in innovation.